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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):   10 April 2002


                          FLAG Telecom Holdings Limited
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


             BERMUDA                    000-29207                  N/A
-------------------------------  -----------------------     ---------------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
           Incorporation)                                 Identification Number)


              CEDAR HOUSE, 41 CEDAR AVENUE, HAMILTON HM12, BERMUDA
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (441) 296-0909
               --------------------------------------------------
              (Registrants' telephone number, including area code)

                                       N/A
           -----------------------------------------------------------
          (former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On 10 April 2002, FLAG Telecom Holdings Limited (the "Company") issued a press release announcing the Board of Directors of the Company approved a proposal to restructure the obligations of the Company and its subsidiaries.

         This press release is filed as an exhibit to and incorporated by reference into this Form 8-K.

         Any Internet addresses provided in this release are for information purposes only and are not intended to be hyperlinks. Accordingly, no information in any of these Internet addresses is included herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)      Exhibits

EXHIBIT NO. DESCRIPTION

99.1     Press Release dated 10 April 2002 of the Company.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      FLAG TELECOM HOLDINGS LIMITED



                                      By:     /S/  KEES VAN OPHEM
                                              ---------------------------------
                                              Kees van Ophem
                                              General Counsel and Secretary


Dated:  10 April 2002


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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION

99.1              Press Release dated 10 April 2002 of the Company.


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